Exhibit 10.6

[*], 2022

Aquaron Acquisition Corp.
c/o Aquaron Investments LLC

515 Madison Avenue, 8th Floor

New York, NY 10022

Ladies and Gentlemen:

Aquaron Acquisition Corp. (the “Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”).

The undersigned hereby commits that it will purchase 231,250 units of the Company (“Placement Units”), each Placement Unit consisting of one share of common stock of the Company, $0.0001 par value (the “Common Stock”), one warrant entitling its holder to purchase one share of Common Stock, and one right to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial Business Combination, at $10.00 per Placement Unit, for a purchase price of $2,812,500 (the “Placement Unit Purchase Price”).

The undersigned hereby agrees that it will purchase an additional amount of units of the Company (“Over-Allotment Units”), up to a maximum of 18,750 Over-Allotment Units, or a maximum purchase price of $187,500 (“Over-Allotment Unit Purchase Price”, together with the Placement Unit Purchase Price, the “Purchase Price”), in the event that Chardan Capital Markets, LLC (the “Underwriter”) exercises its over-allotment option, such that the amount held in the trust account (as described in the Registration Statement, the “Trust Account”) does not fall below $10.10 per share for each share of Common Stock sold in the IPO.

At least twenty-four (24) hours prior to the pricing of the IPO, the undersigned will cause the Purchase Price to be delivered to an escrow account with Wilson Sonsini Goodrich & Rosati Professional Corporation (“WSGR”).

The consummation of the purchase and issuance of the Placement Units shall occur simultaneously with the consummation of the IPO and the consummation of the purchase and issuance of the Over-Allotment Units shall occur simultaneously with the closing of any exercise of the over-allotment option related to the IPO. Simultaneously with or prior to the consummation of the IPO, WSGR shall deposit the Private Unit Purchase Price, without interest or deduction, into the Trust Account.

Each of the Company, and the undersigned acknowledges and agrees that WSGR is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Placement Units and WSGR’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Placement Units as described above. WSGR shall not be liable to the Company, the Underwriter or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless WSGR has acted in a manner constituting gross negligence or willful misconduct. The Company and the undersigned shall indemnify WSGR against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. WSGR may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Units and Over-Allotment Units will be identical to the units to be sold by the Company in the IPO. Additionally, the undersigned agrees:

●	to vote the shares of Common Stock included in the Placement Units and Over-Allotment Units in favor of any proposed Business Combination;

●	not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s shares of Common Stock sold in the IPO if the Company does not complete an initial Business Combination within 9 months from the closing of the IPO (or 12 or 15 months, as applicable), unless the Company provides the holders of shares of Common Stock underlying the units sold in the IPO with the opportunity to redeem their shares of Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount of the Trust Account, including interest earned on Trust Account and not previously released to the Company to pay the Company’s franchise and income taxes, divided by the number of then outstanding shares of Common Stock underlying the units sold in the IPO;

●	not to convert any shares of Common Stock included in the Placement Units and Over-Allotment Units into the right to receive cash from the Trust Account in connection with a stockholder vote to approve either a Business Combination or an amendment to the provisions of the Certificate of Incorporation, and not to tender any shares of Common Stock included in the Placement Units and Over-Allotment Units in connection with a tender offer conducted prior to the closing of a Business Combination;

●	that the undersigned will not participate in any liquidation distribution with respect to the Placement Units and Over-Allotment Units or any underlying securities (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

●	that the Placement Units, Over-Allotment Units and underlying securities will not be transferable until after the consummation of a Business Combination except (i) to the Company’s pre-IPO stockholders, or to the Company’s officers, directors, advisors and employees, (ii) transfers to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Placement Units were originally purchased or (vii) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vii) where the transferee agrees to the terms of the transfer restrictions; and

●	the Placement Units and Over-Allotment Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that the purchaser of the Placement Units and Over-Allotment Units will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Placement Units and Over-Allotment Units have not been registered under the Securities Act;

(b)	it will be acquiring the Placement Units and Over-Allotment Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Placement Units and Over-Allotment Units in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

[Signature Page Follows]

This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Placement Units and Over-Allotment Units, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

Very truly yours,

Aquaron Investments LLC

By:
Name:	Yating Wang
Title:	Member

Accepted and Agreed:

AQUARON ACQUISITION CORP.

By:
	Name:	Yi Zhou
	Title:	Chief Executive Officer

Signature Page to Private Placement Units Subscription Agreement

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